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              SECOND AMENDMENT TO CREDIT AGREEMENT

     THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this
"Amendment"), dated as of June 26, 1995, is entered into by and among:

               (1)QUANTUM CORPORATION, a Delaware corporation
     ("Borrower");

               (2)Each of the financial institutions listed in
     Schedule I to the Credit Agreement referred to in Recital A below, (such financial institutions to be referred to herein collectively as the "Banks");

               (3)ABN AMRO BANK N.V., San Francisco International
     Branch ("ABN"), BARCLAYS BANK PLC ("Barclays") and CIBC INC.
     ("CIBC"), as managing agents for the Banks (collectively in such capacity, the "Managing Agents");

               (4)BANK OF AMERICA NATIONAL TRUST AND SAVINGS
     ASSOCIATION, THE FIRST NATIONAL BANK OF BOSTON, CHEMICAL
     BANK and THE INDUSTRIAL BANK OF JAPAN, LIMITED, as co-agents for the Banks; and

               (5)CANADIAN IMPERIAL BANK OF COMMERCE, as administrative and collateral agent for the Banks (in such capacities, the "Administrative Agent"); ABN, as syndication agent for the Banks; and Barclays, as documentation agent for the Banks.


                            RECITALS

     A. Borrower, the Banks, Managing Agents and Administrative Agent are parties to a Credit Agreement dated as of October 3, 1994, as amended by a First Amendment to Credit Agreement dated as of February 15, 1995 (as so amended, the "Credit Agreement"), pursuant to which the Banks have provided certain credit facilities to Borrower.

     B.   Borrower, certain financial institutions (the "Existing
Issuing Banks") and Bank of America National Trust and Savings
Association, as agent for the Existing Issuing Banks (in such capacity, the "Existing LC Paying Agent"), are parties to a Credit Agreement dated as of August 18, 1992, as amended by an Amendment to Credit Agreement dated as of August 18, 1993 and a Second Amendment to Credit Agreement dated as of August 18, 1994
(as so amended, the "Existing LC Agreement"), pursuant to which the Existing Issuing Banks have provided a letter of credit facility to Borrower.
               C. Borrower has requested the Banks, Managing Agents and Administrative Agent to amend the Credit Agreement to add a letter of credit facility to replace the letter of credit facility now provided in the Existing LC Agreement.

     D. The Banks, Managing Agents and Administrative Agent are willing so to amend the Credit Agreement upon the terms and subject to the conditions set forth below.


                            AGREEMENT

     NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower, the Banks, Managing Agents and Administrative Agent hereby agree as follows:


     1. Definitions, Interpretation. All capitalized terms defined above and elsewhere in this Amendment shall be used herein as so defined. Unless otherwise defined herein, all other capitalized terms used herein shall have the respective meanings given to those terms in the Credit Agreement, as amended by this Amendment. The rules of construction set forth in Section I of the Credit Agreement shall, to the extent not inconsistent with the terms of this Amendment, apply to this Amendment and are hereby incorporated by reference.


     2. Amendments to Credit Agreement. Subject to the satisfaction of the conditions set forth in paragraph 4 below, the Credit Agreement is hereby amended as follows:

               (a)Paragraph 1.01 is amended by changing the definitions of the following terms set forth therein to read in their entirety as follows:

                         "Banks" shall have the meaning given to that term in clause (2) of the introductory paragraph hereof.
          Where the context so permits, "Banks" shall include the "Issuing Banks" in their capacities as such.

                         "Commitments" shall mean, collectively, the
          Revolving Loan Commitments, the Term Loan Commitments and the LC Commitments.

                         "Credit Documents" shall mean and include this Agreement, the LC Applications, the Letters of Credit, the Notes, the Security Documents, the Agents' Fee
          Letters, the Issuing Banks' Fee Letter and the LC
          Paying Agent Agreement; all documents, instruments and agreements delivered to any Agent or any Bank pursuant to Paragraph 3.01; and all other documents, instruments and agreements delivered by Borrower or any of its Subsidiaries to any Agent or Bank in connection with this Agreement on or after the date of this Agreement.

                         "Credit Event" shall mean the making of any Loan, the conversion of any Revolving Base Rate Loan or Term
          Base Rate Borrowing Portion into a Revolving LIBOR Loan or Term LIBOR Borrowing Portion, the selection of a new
          Interest Period for any Revolving LIBOR Loan or Term
          LIBOR Borrowing Portion, the issuance of any Letter of Credit or the amendment of any Letter of Credit.

                         "Defaulting Bank" shall mean a Bank which has failed to fund its portion of any Borrowing or Drawing
          Payment which it is required to fund under this Agreement and has continued in such failure for three
          (3) Business Days after written notice from Administrative Agent.

                         "maturity" shall mean, with respect to any Loan, Reimbursement Obligation, interest, fee or other amount payable by Borrower under this Agreement or the other
          Credit Documents, the date such Loan, Reimbursement
          Obligation, interest, fee or other amount becomes due, whether upon the stated maturity or due date, upon acceleration or otherwise.

                         "Unused Commitment" shall mean, at any time after this Agreement is executed by Borrower, the Agents and Banks, the remainder of (a) the Total Revolving Loan
          Commitment at such time minus (b) the sum of the aggregate principal amount of all Revolving Loans then outstanding and the aggregate stated amount of all Letters of Credit then outstanding.

               (b)Paragraph 1.01 is further amended by adding thereto, in the appropriate alphabetical order, the following definitions to read in their entirety as follows:

                         "Attorney Costs" of any Person shall mean and include all fees and disbursements of any law firm or other external counsel for such Person and, to the extent such services are not redundant to those provided in the matter by external counsel for such Person, the allocated cost of internal legal services and all disbursements of internal counsel.

                         "BofA" shall mean Bank of America National Trust and Savings Association.

                         "Canadian Imperial" shall mean Canadian Imperial Bank of Commerce.

                         "Drawing Payment" shall have the meaning given to that term in Subparagraph 2.01A(f).
                                             "Expiration Date" shall mean, with
respect to any
          Letter of Credit, the expiration date set forth therein.

                         "Existing LC Agreement" shall have the meaning given to that term in Subparagraph 2.01A(k).

                         "Existing LC Applications" shall have the meaning given to that term in Subparagraph 2.01A(k).

                         "Existing Letters of Credit" shall have the meaning given to that term in Subparagraph 2.01A(k).

                         "Issuing Bank" shall have the meaning given to that term in Subparagraph 2.01A(a).

                         "Issuing Banks' Fee Letter" shall mean the letter agreement dated June 26, 1995 among Borrower and the Issuing Banks.

                         "LC Amendment Application" shall have the meaning given to that term in Subparagraph 2.01A(c).

                         "LC Applications" shall have the meaning given to that term in Subparagraph 2.01A(c).

                         "LC Commitment" shall mean, with respect to any Issuing Bank at any time, such Issuing Bank's LC
          Percentage Share at such time of the Total LC
          Commitment at such time.

                         "LC Facility Expiration Date" shall have the meaning given to that term in Subparagraph 2.01A(a).

                         "LC Issuance Application" shall have the meaning given to that term in Subparagraph 2.01A(c).

                         "LC Issuance Fees" shall have the meaning given to that term in Subparagraph 2.04(d).

                         "LC Paying Agent" shall mean BofA, acting in its capacity as agent for the Issuing Banks pursuant to the LC Paying Agent Agreement and this Agreement.

                         "LC Paying Agent Agreement" shall mean the Paying Agent Agreement dated as of June 26, 1995 among the Issuing Banks.

                         "LC Percentage Share" shall mean, with respect to each Issuing Bank, the percentage set forth under the caption "LC Percentage Share" opposite such Issuing
          Bank's name on Schedule II.

                                             "LC Usage Fees" shall have the
meaning given to
          that term in Subparagraph 2.04(d).

                         "Letter of Credit" shall have the meaning given to that term in Subparagraph 2.01A(a).

                         "Outstanding LC Credit" shall have the meaning given to that term in Subparagraph 2.01A(a).

                         "Outstanding Revolver/LC Credit" shall have the meaning given to that term in Subparagraph 2.03(a).

                         "Reimbursement Due Date" shall have the meaning given to that term in Subparagraph 2.01A(f).

                         "Reimbursement Obligation" shall have the meaning given to that term in Subparagraph 2.01A(f).

                         "Reimbursement Payment" shall have the meaning given to that term in Subparagraph 2.01A(f).

                         "Second Amendment Effective Date" shall mean the "Effective Date" as defined in the Second Amendment to this Agreement dated as of June 26, 1995.

                         "Total LC Commitment" shall have the meaning given to that term in Subparagraph 2.01A(a).

               (c)Section II is amended by adding thereto, immediately following Subparagraph 2.01(g), a new Paragraph
     2.01A to read in its entirety as follows:

                         2.01A.Letter of Credit Facility.

                                   (a)Letter of Credit Availability.  Subject
               to the terms and conditions of this Agreement
               (including the amount limitations set forth in Paragraph 2.03), ABN, BofA and Canadian Imperial
               (each in its capacity as the issuer of a letter of credit under this Paragraph 2.01A, an "Issuing
               Bank") severally agree to issue on behalf of Borrower from time to time during the period beginning on the Second Amendment Effective Date and ending on February 28, 1996 (the "LC Facility
               Expiration Date") such letters of credit as Borrower may request under this Paragraph 2.01A
               (individually, a "Letter of Credit"); provided, however, as follows:

                         (i)  The Letters of Credit shall be
                    issued in sets of three (3) Letters of Credit each, with each set to include a Letter of Credit issued by each Issuing Bank in an amount equal to such Issuing Bank's LC
                    Percentage Share of the aggregate amount of all three Letters of Credit in such set;

                        (ii)  The sum at any time of (A) the
                    aggregate stated amount of all Letters of Credit issued by any Issuing Bank then outstanding and (B) the aggregate amount of all Reimbursement Obligations owed to such Issuing Bank then outstanding shall not exceed such Issuing Bank's LC Commitment at such time;

                       (iii)  The sum at any time of (A) the
                    aggregate stated amount of all Letters of Credit issued by all Issuing Banks then outstanding and (B) the aggregate amount of all Reimbursement Obligations owed to all Banks then outstanding (such sum to be referred to herein as the "Outstanding LC Credit") shall not exceed Eighty-Five Million Dollars ($85,000,000) (the "Total LC Commitment");

                        (iv)  Each Letter of Credit shall (A) be
                    in the form of Exhibit V, (B) be issued for the benefit of Matsushita-Kotobuki Electronics Industries, Ltd. or an affiliate of Matsushita-Kotobuki Electronics
                    Industries, Ltd. satisfactory to each Issuing Bank, (C) be in a Dollar amount which is not less than $1,000,000 and (D) expire not later than the LC Facility Expiration Date;

                         (v)  The Letter of Credit issued by each
                    Issuing Bank as part of a set and outstanding at any time shall (A) be in a Dollar amount which is equal to such Issuing Bank's LC Percentage Share of the aggregate stated amount of all three Letters of Credit in such set then outstanding and (B) otherwise be identical to the other two Letters of Credit of the other Issuing Banks in such set which are then outstanding (except for references therein to the other Issuing Banks' Letters of Credit in such set); and

                        (vi)  No Issuing Bank shall have any
                    obligation to issue a Letter of Credit
                    requested hereunder if, at the time such Letter of Credit is to be issued, any Requirement of Law applicable to such Issuing Bank or any request or directive (whether or not having the force of law) to such Issuing Bank from any Governmental Authority having jurisdiction over such Issuing Bank shall (A) enjoin, restrain or prohibit (or purport to enjoin, restrain or prohibit), or request such Issuing Bank to refrain from, the issuance of letters of credit generally or such Letter of Credit in particular; (B) impose upon such Issuing Bank with respect to such Letter of Credit any restriction, reserve or capital requirement (for which such Issuing Bank is not otherwise compensated hereunder) not in effect on the Second Amendment Effective Date; or (C) impose upon such Issuing Bank any unreimbursed loss, cost or expense which was not applicable on the Second Amendment Effective Date and which such Issuing Bank in good faith deems material to it.

               Except as otherwise provided herein, Borrower may request Letters of Credit, cause or allow Letters of Credit to expire and request additional Letters of Credit until the LC Facility Expiration Date.

                                   (b)Letter of Credit Amendments.  Subject to
               the terms and conditions of this Agreement
               (including the requirements set forth in Subparagraph 2.01A(a) and the amount limitations set forth in Paragraph 2.03), the Issuing Banks severally agree to amend the outstanding Letters of Credit from time to time during the period beginning on the Second Amendment Effective Date and ending on the LC Facility Expiration Date as Borrower may request to extend or shorten the expiration dates of the Letters of Credit or to decrease or increase the amounts of the Letters of Credit.

                                   (c)LC Applications.  Borrower shall request
               the Issuing Banks to issue the Letters of Credit by delivering to LC Paying Agent, with a copy to Administrative Agent, an irrevocable written application in the form of Exhibit W, appropriately completed (an "LC Issuance
               Application").  Borrower shall request the Issuing
               Banks to amend the Letters of Credit by delivering to LC Paying Agent, with a copy to Administrative
               Agent, an irrevocable written application in the form of Exhibit X, appropriately completed (an "LC
               Amendment Application"). Borrower shall deliver each LC Issuance Application and LC Amendment
               Application (collectively, "LC Applications") to
               Administrative Agent and LC Paying Agent at least ten (10) Business Days before the proposed date of issuance of the requested Letters of Credit. Each
               LC Application shall be delivered by first-class mail or facsimile to LC Paying Agent and Administrative Agent at their respective offices or facsimile numbers and during the hours specified in Paragraph 8.01; provided, however, that Borrower shall promptly deliver to LC Paying
               Agent the original of any LC Application initially delivered by facsimile. LC Paying Agent shall promptly notify each Issuing Bank of the contents of each LC Application and of the Letter of Credit or amendment to be issued by such Issuing Bank in connection therewith. Administrative Agent shall promptly notify each Bank which is not an Issuing
               Bank of the contents of each LC Application. In the event of any conflict between the terms of this Agreement and the terms of any LC
               Application, the terms of this Agreement shall control.

                                   (d)Issuance of Letters of Credit and
               Amendments. Unless, on or before the Business Day immediately preceding the date on which the Issuing Banks are to issue any Letters of Credit or amendments to Letters of Credit, such Issuing
               Bank has received notice from Administrative Agent stating (A) that the issuance of such Letter of Credit or amendments is not then permitted under the limitations set forth in Subparagraph 2.01A(a) or (B) that one or more of the applicable conditions contained in Paragraph 3.02 is not then satisfied, each Issuing Bank shall, before 3:00 p.m. (San Francisco time) on the date such Letters of Credit or amendments are to be issued (which date shall be a Business Day), deliver the Letter of Credit or amendment to be issued by such Issuing Bank to the advising bank named therein or, if no advising bank is so named, to the beneficiary of such Letters of Credit.
               Concurrently with each such delivery, each Issuing
               Bank also shall deliver to LC Paying Agent and Administrative Agent a true copy of the Letter of Credit or amendment so delivered by such Issuing
               Bank.

                                   (e)Drawings and Disbursement.

                                             (i)Upon its receipt of any demand
for
                    payment under any Letters of Credit, LC
                    Paying Agent shall promptly deliver to
                    Administrative Agent, each Issuing Bank and
                    Borrower a notice setting forth the amount demanded under each Letter of Credit in the applicable set and the date such demand is to be honored. Upon its receipt of any such notice from LC Paying Agent, Administrative
                    Agent shall promptly notify each Bank of the contents of such notice.

                        (ii)  Concurrently with its delivery of
                    any notice of a demand for payment pursuant to clause (i) above, LC Paying Agent also shall deliver to each Issuing Bank all drafts and documents presented to LC Paying Agent in connection with such demand under such Issuing Bank's Letter of Credit. LC Paying Agent shall deliver copies of such drafts and documents as applicable to each Issuing Bank by facsimile on the date of receipt by LC Paying Agent and shall deliver the originals as applicable to each Issuing Bank by overnight express mail. Not later than 3:00 p.m. (San Francisco time) on the third Business Day following its receipt of any such drafts and documents by facsimile, each Issuing Bank shall notify LC Paying Agent whether the demand for payment complies with the requirements for a drawing under such Issuing Bank's Letter of Credit and, if not, the reasons it does not. If an Issuing Bank notifies LC Paying Agent that any demand for payment does not comply with the requirements for a drawing under its Letter of Credit, LC Paying Agent shall promptly notify the advising bank for the Letter of Credit (or, if there is no advising bank, the beneficiary) and Borrower of such determination.

                       (iii)  Unless an Issuing Bank has notified
                    LC Paying Agent pursuant to clause (ii) above that a demand for payment under a Letter of Credit issued by such Issuing Bank does not comply with the requirements for a drawing thereunder, each Issuing Bank shall, before 10:00 a.m. (San Francisco time) on the date such demand is to be honored, make available to LC Paying Agent at its office specified in Paragraph 8.01, in same day or immediately available funds, the amount demanded under such Issuing Bank's Letter of Credit.
                    After LC Paying Agent's receipt of such
                    funds, LC Paying Agent shall disburse such funds in accordance with such Letter of Credit.


                                   (f)Reimbursement.

                         (i)  Not later than five (5) Business
                    Days after the payment by an Issuing Bank of a demand for payment under its Letter of Credit (a "Drawing Payment"), Borrower shall make or cause to be made to Administrative Agent, for the account of such Issuing Bank or the Banks as appropriate, a payment in the amount of such Drawing Payment (a "Reimbursement Payment"), together with any accrued interest thereon as provided below. Administrative Agent shall promptly pay any such Reimbursement Payments received by Administrative Agent to the applicable Issuing Banks or, if the Banks have funded their Proportionate Shares of the applicable Drawing Payments pursuant to clause (iii) of Subparagraph 2.01A(g), to the Banks.

                        (ii)  Unless Borrower makes a
                    Reimbursement Payment for a Drawing Payment in full on the same day as such Drawing Payment, Borrower shall pay interest on the outstanding amount of such Drawing Payment at a per annum rate equal to (A) during the period beginning on the date of such Drawing Payment and ending on the fifth Business Day thereafter (the "Reimbursement Due Date"), the rate then applicable to Revolving Base Rate Loans and (B) thereafter, the rate set forth in Subparagraph 2.06(c).

                       (iii)  The obligation of Borrower to
                    reimburse any Issuing Bank or the Banks, as the case may be, for a Drawing Payment (such obligation, together with the obligation to pay interest thereon, to be referred to herein collectively as a "Reimbursement Obligation") shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement under and without regard to any circumstances, including, without limitation
                    (A) any lack of validity or enforceability of any of the Credit Documents, (B) any amendment or waiver of or any consent to departure from all or any of the provisions of any of the Credit Documents, (C) the use which may be made of any Letter of Credit by, or any acts or omissions of, any beneficiary of such Letter of Credit (or any Person for which any such beneficiary may be acting),
                    (D) the existence of any claim, setoff,
                    defense or other right which Borrower may have at any time against any beneficiary of any Letter of Credit (or any Person for which any such beneficiary may be acting), any Issuing Bank, any Agent, any other Bank or any other Person, whether in connection with this Agreement, the transactions contemplated herein or in the other Credit Documents, or in any unrelated transaction, (E) any breach of contract or dispute between Borrower, any beneficiary of any Letter of Credit (or any Person for which any such beneficiary may be acting), Issuing Bank, any Agent, any other Bank or any other Person, (F) any demand, statement or other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect, (G) payment by any Issuing Bank under any Letter of Credit against presentation of a demand for payment which does not comply with the terms of such Letter of Credit, (H) any non-application or misapplication by any beneficiary of any Letter of Credit (or any Person for which any such beneficiary may be acting) of the proceeds of any drawing under such Letter of Credit, (I) any delay, extension of time, renewal, compromise or other indulgence or modification granted or agreed to by LC Paying Agent, any Issuing Bank, any Agent or any other Bank, with or without notice to or approval by Borrower, with respect to Borrower's indebtedness under this Agreement or (J) any other event, circumstance or condition whatsoever, whether or not similar to any of the foregoing; provided, however, that this Subparagraph 2.01A(f) shall not abrogate any right which Borrower may have to recover damages from any Issuing Bank pursuant to Subparagraph 2.01A(h).

                                   (g)Bank Participations; Revolving Loan
               Funding.

                         (i)  Participation Agreement.  Each Bank
                    severally, unconditionally and irrevocably agrees with each Issuing Bank to participate in each Letter of Credit and each drawing thereunder in an amount equal to such Bank's Proportionate Share of the stated amount of such Letter of Credit or drawing thereunder as applicable from time to time.

                                  (ii)  Funding Through Revolving Loans.
                    If Borrower fails to make any Reimbursement
                    Payment to Administrative Agent on or prior to the Reimbursement Due Date, Borrower shall be deemed to have requested a Revolving Loan
                    Borrowing consisting of Revolving Base Rate
                    Loans in the amount of the outstanding
                    Reimbursement Obligation.  Administrative
                    Agent shall promptly notify LC Paying Agent and each Bank of any such failure and, if Borrower is not then the subject of a bankruptcy proceeding, shall promptly initiate such Revolving Loan Borrowing by delivering to each Bank (with a copy to Borrower) a written notice which specifies the aggregate amount of the outstanding
                    Reimbursement Obligation, the amount of the Revolving Loan Borrowing (which shall be in the amount of the outstanding Reimbursement
                    Obligation on the date of such Revolving Loan
                    Borrowing), the date of such Revolving Loan
                    Borrowing and the amount of the Revolving
                    Loan to be made by such Bank as part of such Revolving Loan Borrowing. Subject to the amount limitations set forth in Paragraph
                    2.01 and Paragraph 2.03 and the conditions set forth in Section III, each Bank shall make available to Administrative Agent funds in the amount of its Revolving Loan as provided in Subparagraph 2.08(a). After receipt of such funds, Administrative Agent shall promptly disburse such funds to the applicable Issuing Bank in payment of the outstanding Reimbursement Obligation.

                       (iii)  Participation Funding.  If any
                    outstanding Reimbursement Obligation is not paid by Borrower on or prior to the Reimbursement Due Date therefor and is not paid within one (1) Business Day thereafter from the proceeds of a Revolving Loan Borrowing pursuant to clause (ii) above for any reason (including the unavailability of a Revolving Loan Borrowing in the full amount of such Reimbursement Obligation due to the amount limitations set forth in Paragraph
                    2.01 or Paragraph 2.03 or the conditions set forth in Section III) or if any Reimbursement Payment previously paid to an Issuing Bank is recovered, Administrative Agent shall promptly deliver to each Bank (with a copy to Borrower and LC Paying Agent) a written notice which specifies the aggregate amount of the outstanding Reimbursement Obligation and such Bank's Proportionate Share of such amount. Promptly following receipt of such notice from Administrative Agent, each Bank shall pay to Administrative Agent, for the benefit of the applicable Issuing Banks, such Bank's Proportionate Share of the outstanding Reimbursement Obligation.

                        (iv)  Obligations Absolute.  Each Bank's
                    obligations to fund its participations under this Subparagraph 2.01A(g) shall be absolute, unconditional and irrevocable and shall not be affected by (A) the occurrence or existence of any Default or Event of Default,
                    (B) any failure to satisfy any condition set forth in Section III, (C) any event or condition which might have a Material Adverse Effect, (D) the failure of any other Bank to make any payment under this Subparagraph 2.01A(g), (E) any right of offset, abatement, withholding or reduction which such Bank may have against LC Paying Agent, any Issuing Bank, any Agent, any other Bank or Borrower,
                    (F) any event, circumstance or condition set forth in clause (iii) of Subparagraph 2.01A(f) or Subparagraph 2.01A(h), or (G) any other event, circumstance or condition whatsoever, whether or not similar to any of the foregoing; provided, however, that nothing in this Paragraph 2.01A shall prejudice any right which any Bank may have against any Issuing Bank for any action by such Issuing Bank which constitutes gross negligence or willful misconduct.

                                   (h)Liability of Issuing Banks, Etc.
               Borrower agrees that none of LC Paying Agent, the Issuing Banks, the Agents and the other Banks (nor any of their respective directors, officers or employees) shall be liable or responsible for, and Borrower shall hold each of the foregoing harmless from, (i) the use which may be made of any Letter of Credit or for any acts or omissions of any beneficiary thereof in connection therewith;
               (ii) any reference which may be made to this Agreement or to any Letter of Credit in any agreements, instruments or other documents relating to obligations secured by such Letter of Credit; (iii) the validity, sufficiency or genuineness of documents, or of any endorsement(s) thereon, even if such documents should in fact prove to be in any or all respects invalid, insufficient, fraudulent or forged or any statement therein prove to be untrue or inaccurate in any respect whatsoever; (iv) payment by any Issuing Bank against presentation of documents which do not comply with the terms of any Letter of Credit, including failure of any documents to bear any reference or adequate reference to any Letter of Credit; or (v) any other circumstances whatsoever in making or failing to make payment under any Letter of Credit, except only that an Issuing Bank shall be liable to Borrower for acts or events described in clauses (i) through (v) above, to the extent, but only to the extent, of any direct damages suffered by Borrower (excluding consequential damages) which Borrower proves were caused by (A) such Issuing Bank's willful misconduct or gross negligence in determining whether a drawing made under any of its Letters of Credit complies with the terms and conditions therefor stated in such Letter of Credit or
               (B) such Issuing Bank's willful misconduct or gross negligence in failing to pay under any of its Letters of Credit after a drawing by the beneficiary thereof strictly complying with the terms and conditions of such Letter of Credit.
               Without limiting the foregoing, an Issuing Bank may accept a drawing that appears on its face to be in order, without responsibility for further investigation. The determination of whether a drawing has been made under any Letter of Credit prior to its expiration or whether a drawing made under any Letter of Credit is in proper and sufficient form shall be made by the applicable
               Issuing Bank in its sole discretion, which determination shall be conclusive and binding upon Borrower to the extent permitted by law. Borrower hereby waives any right to object to any payment made under any Letter of Credit with regard to a drawing that is in the form provided in such Letter of Credit but which varies with respect to punctuation, capitalization, spelling or similar matters of form.

                                   (i)Reports.  Each Issuing Bank shall, on a
               monthly basis if requested by Administrative
               Agent, verify or confirm Administrative Agent's records regarding the Letters of Credit issued by such Issuing Bank, including the stated amounts of such Letters of Credit, the expiration date of such Letters of Credit, the names of the beneficiaries of such Letters of Credit, the amounts of any unpaid Reimbursement Obligations and the amounts and times of Drawing Payments and Reimbursement Payments.

                                                       (j)Purpose.  Borrower
shall use the Letters
               of Credit solely to secure obligations owed by Borrower to Matsushita-Kotobuki Electronics
               Industries, Ltd. or an affiliate of Matsushita-
Kotobuki Electronics Industries, Ltd. for the
               purchase price of inventory.

                                   (k)Existing Letters of Credit.  On the
               Second Amendment Effective Date, the letters of credit described in Schedule 2.01A(k) (the
               "Existing Letters of Credit") will be outstanding.
               The Existing Letters of Credit were issued by ABN,
               BofA and Canadian Imperial pursuant to a Credit
               Agreement dated as of August 18, 1992 among Borrower, ABN, BofA, Canadian Imperial and BofA as agent (as amended to the Second Amendment
               Effective Date, the "Existing LC Agreement"). On and after the Second Amendment Effective Date

                         (i)  The Existing Letters of Credit
                    shall be deemed Letters of Credit hereunder for all purposes (including for purposes of the fees payable pursuant to Subparagraph 2.04(d) and reimbursement of costs and expenses to the extent provided herein) and shall be subject to the terms of this Agreement and the other Credit Documents, as though the Existing Letters of Credit were originally issued by the Issuing Banks pursuant to this Agreement;

                        (ii)  The applications for the issuance
                    and amendment of the Existing Letters of Credit (the "Existing LC Applications") shall be deemed LC Applications hereunder for all purposes and shall be subject to the terms of this Agreement and the other Credit Documents, as though the Existing LC Applications were originally delivered to LC Paying Agent pursuant to this Agreement;

                       (iii)  Each Bank shall be irrevocably and
                    unconditionally deemed to have purchased from the Issuing Banks on the Second Amendment Effective Date a participation in each Existing Letter of Credit and all drawings thereunder in an amount equal to such Bank's Proportionate Share of the stated amount of such Letter of Credit and the amount of all drawings thereunder;

                        (iv)  This Agreement shall constitute the
                    successor agreement to the Existing LC
                    Agreement and, as among the parties to this Agreement, (A) all references in the Existing LC Applications and the Existing Letters of Credit to the Existing LC Agreement shall be deemed to be references to this Agreement and
                    (B) all references in the Existing LC
                    Applications and the Existing Letter of
                    Credit to the "Banks" shall be deemed to be references to the Issuing Banks.

               (d)Subparagraph 2.03(a) is amended by changing the introductory clause of clause (i) thereof to read in its entirety as follows:

                    (i)  The sum at any time (without
               duplication) of the aggregate principal amount of all Revolving Loans then outstanding and the Outstanding LC Credit at such time (such sum to be referred to herein as the "Outstanding Revolver/LC Credit") shall not exceed an amount (the "Borrowing Base") equal to the remainder at such time of:

               (e)Subparagraph 2.03(b) is amended by changing clauses (i) and (ii) thereof to read in their entirety as follows:

               (i) Borrower may not reduce the Total Revolving Loan Commitment if, after giving effect to such reduction, the Outstanding Revolver/LC Credit would exceed the Total Revolving Loan Commitment as so reduced; and

              (ii) Borrower may not cancel the Total Revolving Loan Commitment if, after giving effect to such cancellation, any Revolving Loan, Letter of Credit or Reimbursement Obligation would remain outstanding.

               (f)Paragraph 2.03 is further amended by (i) deleting Subparagraph (c) thereof and (ii) changing the designation of Subparagraph (d) thereof to "(c)".

               (g)Paragraph 2.04 is amended by adding thereto, immediately following Subparagraph 2.04(c), a new
     Subparagraph 2.04(d) to read in its entirety as follows:

                         (d)Letter of Credit Fees.

                    (i)  LC Usage Fees.  Borrower shall pay to
               Administrative Agent, for the ratable benefit of the Banks as provided in clause (vii) of Subparagraph 2.09(a), nonrefundable letter of credit fees for the Letters of Credit (the "LC Usage Fees") equal to one and one-fourth percent (1.25%) per annum on the daily average stated amount of each Letter of Credit for the period beginning on the Second Amendment Effective Date and ending on the date such Letter of Credit expires. Borrower shall pay the LC Usage Fees for each Letter of Credit quarterly in arrears on the last day in each calendar quarter (commencing June 30, 1995) and on the date such Letter of Credit expires.

                   (ii) LC Issuance Fees. Borrower shall pay to Administrative Agent, for the sole benefit of each Issuing Bank, nonrefundable issuance fees for such Issuing Bank's Letters of Credit (the "LC Issuance Fees") in the amounts and at the times set forth in the Issuing Banks' Fee Letter.

                  (iii)  Other Letter of Credit Fees.  In
               addition to the LC Usage Fees and the LC Issuance Fees, Borrower shall pay to Administrative Agent, for the benefit of each Issuing Bank, other standard fees of such Issuing Bank for drawings under, transfers of and amendments to its Letter of Credit and other administrative actions performed by such Issuing Bank in connection with its Letter of Credit, payable at such times and in such amounts as are consistent with such Issuing Bank's standard fee policy at the time of such amendment or other action.

               (h)Subparagraph 2.05(c) is amended by changing clause
     (i) thereof to read in its entirety as follows:

               (i)  If, at any time, the Outstanding Revolver/LC
          Credit exceeds the Borrowing Base at such time, Borrower shall immediately prepay Revolving Loans in an aggregate principal amount equal to such excess.

               (i)Subparagraph 2.05(c) is further amended by deleting clause (viii) thereof.

               (j)Subparagraph 2.06(c) is amended by changing the parenthetical on the third and fourth lines thereof to read in its entirety as follows:

          (including, without limitation, principal or interest payable on any Loan, Reimbursement Payments or interest thereon, any fees or other amounts)

               (k)Subparagraph 2.06(d) is amended to read in its entirety as follows:

                         (d)Application of Payments. All payments hereunder shall be applied first to unpaid fees, costs and expenses then due and payable under this Agreement or the other Credit Documents, second to accrued interest then due and payable under this Agreement or the other Credit Documents, third to any unpaid Reimbursement Obligations and finally to reduce the principal amount of outstanding Loans.

               (l)Subparagraph 2.08(c) is amended to read in its entirety as follows:

                         (c)Banks' Obligations Several. The failure of any Bank to make the Loan to be made by it as part of any Borrowing or the failure of any Bank to fund its participation in any Drawing Payment shall not relieve any other Bank of its obligation hereunder to make its Loan on the date of such Borrowing or fund its participation on the date of such funding, but no Bank shall be responsible for the failure of any other Bank to make the Loan to be made by such other Bank on the date of any Borrowing or fund the participation to be funded by such other Bank on the date of such funding.

               (m)Subparagraph 2.09(a) is amended by changing clause
     (i) thereof to read in its entirety as follows:

               (i) Each Revolving Loan Borrowing, each reduction of the Total Revolving Loan Commitment and the Term Loan Borrowing and participations in each Letter of Credit shall be made or shared among the Banks pro rata according to their respective Proportionate Shares;

               (n)Subparagraph 2.09(a) is further amended by (i) deleting the word "and" at the end of clause (v) thereof;
     (ii) changing the designation of clause (vi) to "(viii)" and
     (iii) adding thereto, immediately after clause (v), new clauses (vi) and (vii) to read in their entirety as follows:

              (vi) Each Reimbursement Payment and interest payable by Borrower thereon shall be shared among the Banks (including the applicable Issuing Banks) which made or funded the applicable Drawing Payment pro rata according to the respective amounts of such Drawing Payment so made or funded by such Banks;

             (vii) Each payment of LC Usage Fees shall be shared among the Banks pro rata according to (A) their respective Proportionate Shares and (B) in the case of each Bank which becomes a Bank hereunder after the date hereof, the date upon which such Bank so became a Bank; and

               (o)Subparagraph 2.09(b) is amended by adding to the first sentence thereof, immediately after the word "Loans" in the three places it appears, the words "or Reimbursement
     Obligations".
                                   (p)Subparagraph 2.10(c) is amended by
changing the
     phrase "Revolving LIBOR Loan or Term LIBOR Borrowing Portion or such Bank's Commitments" where it appears in clause (iii) thereof and in the third and fourth lines thereafter to "Revolving LIBOR Loan, Term LIBOR Borrowing Portion or
     Letter of Credit or such Bank's Commitments".

               (q)Subparagraph 2.10(d) is amended by adding to clause (ii) of the first sentence thereof, immediately after the word "Commitments", the words ", the Letters of Credit".

               (r)Subparagraph 3.02(a) is amended to read in its entirety as follows:

                         (a)Borrower shall have delivered to
          Administrative Agent (and, in the case of any LC Application, LC Paying Agent) the Notice of Borrowing, Notice of Conversion, Notice of Interest Period Selection or LC Application, as the case may be, for such Credit Event in accordance with this Agreement;

               (s)Subparagraph 3.02(b) is amended by changing clause
     (iii) thereof to read in its entirety as follows:

             (iii) In the case of Credit Events with respect to Revolving Loan Borrowings, the issuance of Letters of Credit or amendments to Letters of Credit which would increase the aggregate stated amount of Letters of Credit outstanding, no adverse change in the Borrowing Base shall have occurred since the date of the most recent Borrowing Base Certificate; and

               (t)Paragraph 3.02 is further amended by changing the last sentence thereof to read in its entirety as follows:

          The submission by Borrower to Administrative Agent (or, in the case of any LC Application, LC Paying Agent) of each Notice of Borrowing, each Notice of Conversion (other than a notice for a conversion to a Revolving Base Rate Loan or a Term Base Rate Loan Portion), each Notice of Interest Period Selection and each LC Application shall be deemed to be a representation and warranty by Borrower as of the date thereon as to the above.

               (u)Subparagraph 5.02(a) is amended by changing clause
     (viii) thereof to read in its entirety as follows:

            (viii) Indebtedness of Borrower to MKE, provided that such Indebtedness (except to the extent any such Indebtedness is secured by the Letters of Credit) is subordinated to the Obligations on terms and conditions no less favorable to the Agents and Banks than those set forth on Exhibit R or as otherwise approved by the Required Banks;

               (v)Subparagraph 6.01(a) is amended to read in its entirety as follows:

                         (a)Borrower (i) shall fail to pay when due any principal or interest on the Loans or any Reimbursement
          Payment or (ii) shall fail to pay when due any other payment required under the terms of this Agreement or any of the other Credit Documents and such failure shall continue for two (2) Business Days after notice thereof has been given to Borrower by any Agent; or

               (w)Paragraph 6.02 is amended to read in its entirety as follows:

          Upon the occurrence or existence of any Event of Default (other than an Event of Default referred to in Subparagraph 6.01(f) or 6.01(g)) and at any time thereafter during the continuance of such Event of Default, Administrative Agent may, with the consent of the Required Banks, or shall, upon instructions from the Required Banks, by written notice to Borrower,
          (a) terminate the Commitments and the obligations of the Banks to make Loans or issue Letters of Credit,
          (b) declare all outstanding Obligations payable by Borrower to be immediately due and payable without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained herein or in the Notes to the contrary notwithstanding, and/or (c) direct Borrower to deliver to Administrative Agent funds in an amount equal to the aggregate stated amount of all outstanding Letters of Credit. Upon the occurrence or existence of any Event of Default described in Subparagraph 6.01(f) or 6.01(g), immediately and without notice, (1) the Commitments and the obligations of the Banks to make Loans or issue Letters of Credit shall automatically terminate and (2) all outstanding Obligations payable by Borrower hereunder shall automatically become immediately due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained herein or in the Notes to the contrary notwithstanding. Borrower immediately shall deliver to Administrative Agent all funds directed by Administrative Agent pursuant to clause (c) above, and Administrative Agent shall hold such funds in a non-interest bearing account as additional Collateral for the Obligations. Borrower hereby grants to Administrative Agent, for the benefit of the Agents and the Banks, a security interest in such funds and such account. In addition to the foregoing remedies, upon the occurrence or existence of any Event of Default, Administrative Agent may exercise any right, power or remedy permitted to it by law, either by suit in equity or by action at law, or both. Immediately after taking any action under this Paragraph 6.02, Administrative Agent shall notify LC Paying Agent and each Bank of such action.

               (x)Paragraph 8.01 is amended by (i) changing the reference to "Borrower or Administrative Agent" on the fifth and sixth lines thereof to "Borrower, Administrative Agent or LC Paying Agent", (ii) adding to the proviso at the end of the second sentence thereof, immediately after the words "Administrative Agent" the words "or LC Paying Agent", (iii) adding thereto, immediately after the address and telephone facsimile numbers for Borrower, the following address and telephone facsimile numbers for LC Paying Agent:

               LC Paying
               Agent:    Bank of America National Trust and
                         Savings Association
                         Agency Management Services #5596
                         1455 Market Street, 12th Floor
                         San Francisco, CA 94103
                         Attn:  Wendy Young
                                Vice President
                                Telephone:  (415) 953-2506
                                Facsimile:  (415) 622-4894

     and (iv) changing the first sentence after the address of LC
     Paying Agent so added to read in its entirety as follows:

          Each Notice of Borrowing, Notice of Loan Conversion, Notice of Interest Period Selection and LC Application shall be given by Borrower to Administrative Agent and, in the case of an LC Application, to LC Paying Agent, to the office of such Person located at the address referred to above during such Person's normal business hours; provided, however, that any such notice received by any such Person after 1:00 P.M. on any Business Day shall be deemed received by such Person on the next Business Day.

               (y)Paragraph 8.02 is amended by changing clauses (b),
     (c) and (d) of the first sentence thereof to read in their entirety as follows:

          (b) all reasonable Attorney Costs and other reasonable fees and expenses payable to third parties incurred by Agents and LC Paying Agent in connection with the preparation, negotiation, execution, delivery and syndication of this Agreement and the other Credit Documents, and the preparation, negotiation, execution and delivery of amendments and waivers hereunder and thereunder; (c) all reasonable Attorney Costs and other reasonable fees and expenses payable to third parties incurred by Agents and LC Paying Agent in connection with the exercise of their rights or duties under this Agreement and the other Credit Documents; and (d) all reasonable Attorney Costs and other reasonable fees and expenses payable to third parties incurred by any Agent, any Bank or LC Paying Agent in the enforcement or attempted enforcement of any of the Obligations or in preserving any of Agents' or the Banks' rights and remedies (including all such fees and expenses incurred in connection with any "workout" or restructuring affecting the Credit Documents or the Obligations or any bankruptcy or similar proceeding involving Borrower or any of its Subsidiaries)

               (z)Paragraph 8.03 is amended by changing clause (a) of the first sentence thereof to read in its entirety as follows:

          (a) any use by Borrower of any proceeds of the Loans or of the Letters of Credit,

               (aa)Subparagraph 8.04(a) is amended by changing clause
     (i) thereof to read in its entirety as follows:

          (i) increases the Total Revolving Loan Commitment, the
          Total Term Loan Commitment or the Total LC Commitment,

               (bb)Paragraph 8.04 is further amended by (i) deleting the word "and" at the end of Subparagraph (b) thereof; (ii) changing the designation of Subparagraph (c) to "(e)" and
     (iii) adding thereto, immediately after Subparagraph (b), a new Subparagraphs (c) and (d) to read in their entirety as follows:

                         (c)  Any amendment, waiver or consent which
          (i) amends Paragraph 2.01A, (ii) changes any Issuing Bank's LC Percentage Share or (iii) otherwise affects the rights or obligations of the Issuing Banks must be in writing and signed or approved in writing by all Issuing Banks;

                         (d)  Any amendment, waiver or consent which
          affects the rights or obligations of LC Paying Agent must be in writing and signed by LC Paying Agent; and

               (cc)Subparagraph 8.05(c) is amended by (i) changing the phrase "Borrower and Administrative Agent" in the two places it appears in clause (i) thereof to "Borrower, Administrative Agent and each Issuing Bank" and (ii) adding thereto, after the last sentence thereof, a new sentence to read in its entirety as follows:

                    (Notwithstanding any other provision of this Subparagraph 8.05(c), if any Bank which is an Issuing Bank reduces its Proportionate Share to 0% through assignments hereunder, such Issuing Bank shall continue as a "Bank" hereunder solely in its capacity as an Issuing Bank.)

               (dd)The Credit Agreement is further amended by adding thereto, immediately after Schedule I, a new Schedule II to read in its entirety as set forth in Attachment 1 hereto.

               (ee)The Credit Agreement is further amended by adding thereto, immediately after Schedule II, a new Schedule
     2.01A(k) to read in its entirety as set forth in Attachment
     2 hereto.

               (ff)Schedule 5.02(a) is amended by deleting item 1 thereof and renumbering the remaining items 1 through 9.

               (gg)Schedule 5.02(b) is amended by deleting the reference on page 5.02(b)-1 thereof to UCC Filing No.
     92180067 filed with the California Secretary of State in favor of BofA as Secured Party.

               (hh)The Credit Agreement is further amended by adding thereto, immediately after Exhibit U, new Exhibits V, W and X to read in their entirety as set forth in Attachment 3 hereto.


     3. Representations and Warranties. Borrower hereby represents and warrants to the Banks and the Agents that the following are true and correct on the date of this Amendment and that, after giving effect to the amendments set forth in paragraph 2 above, the following also will be true and correct on the Effective Date (as defined below):

               (a)The representations and warranties of Borrower and its Subsidiaries set forth in Paragraph 4.01 of the Credit Agreement and in the other Credit Documents are true and correct in all material respects as if made on such date (except for representations and warranties expressly made as of a specified date, which shall be true and correct as of such date);

               (b)No Default or Event of Default has occurred and is continuing; and

               (c)Each of the Credit Documents is in full force and effect.

(Without limiting the scope of the term "Credit Documents,"
Borrower expressly acknowledges in making the representations and warranties set forth in this paragraph 3 that, on and after the date hereof, such term includes this Amendment.)


     4. Effective Date. The amendments effected by paragraph 2 above shall become effective on June 28, 1995 (such date, if the conditions set forth in this paragraph are satisfied, to be referred to herein as the "Effective Date"), subject to receipt by Administrative Agent and the Banks on or prior to the Effective Date of the following, each in form and substance satisfactory to Administrative Agent, LC Paying Agent, the Banks and their respective counsel:

               (a)This Amendment duly executed by Borrower, each Bank and Agent;

               (b)A letter in the form of Exhibit A hereto, dated the Effective Date and duly executed by each Subsidiary which has executed a Subsidiary Security Agreement;

               (c)A Paying Agent Agreement in the form of Exhibit B hereto, dated the date of this Amendment and duly executed by each of the Existing Issuing Banks;

               (d)A Certificate of the Secretary of Borrower, dated the Effective Date, certifying that the Certificate of Incorporation, Bylaws and Board resolutions of Borrower, in the forms delivered to Agent on the Closing Date, are in full force and effect and have not been amended, supplemented, revoked or repealed since such date;

               (e)A favorable written opinion of Cooley, Godward, Castro, Huddleson & Tatum, counsel to Borrower, dated the Effective Date, addressed to the Administrative Agent for the benefit of the Agents and the Banks, covering such legal matters as Agents may reasonably request and otherwise in form and substance satisfactory to the Agents;

               (f)A date-down endorsement (or similar endorsement) to the title insurance policy issued by Stewart Title Guaranty Company and delivered to Administrative Agent as item E(10) of Schedule 3.10 to the Credit Agreement, which endorsement insures that no encumbrances or other Liens have been recorded against the real property covered by the Borrower Mortgage since the date on which the Borrower Mortgage was recorded;

               (g)Evidence satisfactory to the Managing Agents that the security for Borrower's obligations under the Existing
     LC Agreement has been released; and

               (h)Such other evidence as any Agent, LC Paying Agent or any Bank may reasonably request to establish the accuracy and completeness of the representations and warranties and the compliance with the terms and conditions contained in this Amendment and the other Credit Documents.


     5.   Termination of Existing LC Agreement.    ABN, BofA and
Canadian Imperial as the Existing Issuing Banks, BofA as the Existing LC Paying Agent, and Borrower, all as the parties to the Existing LC Agreement and the Pledge Agreement, dated as of August 18, 1992 securing Borrower's obligations under the Existing LC Agreement (the "Existing Pledge Agreement"), hereby agree that, on and after the Effective Date, the Existing LC Agreement and the Existing Pledge Agreement shall be terminated (except for the rights and claims thereunder that shall survive such termination as set forth below). Borrower hereby agrees that, notwithstanding the termination of the Existing LC Agreement and the Existing Pledge Agreement (collectively, the "Existing Agreements"), the following rights and claims under the Existing Agreements shall survive such termination: (a) any accrued and unpaid fees payable under the Existing Agreements;
(b) any rights and claims under the Existing Agreements for reimbursement or payment of any increased costs, indemnity amount, fees and disbursements of counsel (including the allocated cost, and disbursements, of internal counsel) or other losses, costs, charges, expenses or disbursements which may be incurred or suffered by the Existing LC Paying Agent or any of the Existing Issuing Banks which are payable under either Existing Agreement on account of actions, omissions, events or conditions occurring prior to the Effective Date or in connection with the enforcement or defense of the rights and claims described in clause (a) above and this clause (b) after the Effective Date; and (c) any accrued and unpaid interest on amounts payable LC Paying Agent or an Issuing Bank described in clauses (a) and (b) above. On and after the Effective Date, each of the Existing Issuing Banks and the Existing LC Paying Agent shall promptly give Borrower full access to and control over the Deposit Accounts (as defined in the Existing Pledge Agreement) and transfer or deliver, or cause to be transferred or delivered, to Borrower any Pledged Collateral (as defined in the Existing Pledge Agreement) held by or for the Existing LC Paying Agent and the Existing Issuing Banks, and the Existing LC Paying Agent and the Existing Issuing LC Banks shall execute and deliver to Borrower such documents and instruments reasonably requested by Borrower as shall be necessary to evidence termination of all security interests given by Borrower to the Existing LC Paying Agent thereunder.


     6. Effect of this Amendment. On and after the Effective Date, each reference in the Credit Agreement and the other Credit Documents to the Credit Agreement shall mean the Credit Agreement as amended hereby. Except as specifically amended above, (a) the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed and
(b) the execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of any Bank or Agent, nor constitute a waiver of any provision of the Credit Agreement or any other Credit Document.


     7. Expenses. Pursuant to Paragraph 8.02 of the Credit Agreement, Borrower shall pay to Agents, the Issuing Banks and LC Paying Agent all reasonable Attorney Costs and other reasonable fees and expenses payable to third parties incurred by Agents, the Issuing Banks and LC Paying Agent in connection with the preparation, negotiation, execution and delivery of this Amendment and the additional Credit Documents.


     8.   Miscellaneous.

               (a)Counterparts. This Amendment may be executed in any number of identical counterparts, any set of which signed by all the parties hereto shall be deemed to constitute a complete, executed original for all purposes.

               (b)Headings. Headings in this Amendment are for convenience of reference only and are not part of the substance hereof.

               (c)Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of California without reference to conflicts of law rules.

          [The next page is the first signature page.]

     IN WITNESS WHEREOF, Borrower, the Banks and Agents have caused this Amendment to be executed as of the day and year first above written.


BORROWER:                              QUANTUM CORPORATION


By:___________________________

Name:______________________

Title:_____________________




MANAGING AGENTS:              ABN AMRO BANK N.V., San Francisco
                              International Branch,
As a Managing Agent


By:___________________________
Name:______________________
Title:_____________________


By:___________________________
Name:______________________
Title:_____________________



                              BARCLAYS BANK PLC,
As a Managing Agent


By:___________________________
Name:______________________
Title:_____________________



                              CIBC INC.,
As a Managing Agent


By:___________________________
Name:______________________
Title:_____________________

ADMINISTRATIVE AGENT:         CANADIAN IMPERIAL BANK OF COMMERCE,
As Administrative Agent


By:___________________________
Name:______________________
Title:_____________________



LC PAYING AGENT:              BANK OF AMERICA NATIONAL TRUST &
                              SAVINGS ASSOCIATION,
As LC Paying Agent


By:___________________________
Name:______________________
Title:_____________________



BANKS:                        ABN AMRO BANK N.V., San Francisco
                              International Branch,
As a Bank


By:___________________________
Name:______________________
Title:_____________________


By:___________________________
Name:______________________
Title:_____________________



                              BARCLAYS BANK PLC,
As a Bank


By:___________________________
Name:______________________
Title:_____________________


By:___________________________
Name:______________________
Title:_____________________




                              CIBC INC.,
As a Bank


By:___________________________
Name:______________________
Title:_____________________


                              BANK OF AMERICA NATIONAL TRUST &
                              SAVINGS ASSOCIATION,
As a co-agent and as a Bank


By:___________________________
Name:______________________
Title:_____________________


                              CHEMICAL BANK,
As a co-agent and as a Bank


By:___________________________
Name:______________________
Title:_____________________



                              THE FIRST NATIONAL BANK OF BOSTON,
As a co-agent and as a Bank



By:___________________________
Name:______________________
Title:_____________________



                              THE INDUSTRIAL BANK OF JAPAN,
                              LIMITED,
As a co-agent and as a Bank


By:___________________________
Name:______________________
Title:_____________________


                              THE BANK OF NOVA SCOTIA,
As a Bank


By:___________________________
Name:______________________
Title:_____________________



                              FLEET BANK OF MASSACHUSETTS, N.A.,
As a Bank


By:___________________________
Name:______________________
Title:_____________________



                              THE LONG-TERM CREDIT BANK OF JAPAN,
                              LTD.,
As a Bank


By:___________________________
Name:______________________
Title:_____________________




                              THE NIPPON CREDIT BANK, LTD.,
As a Bank


By:___________________________
Name:______________________
Title:_____________________


By:___________________________
Name:______________________
Title:_____________________




                              SANWA BANK CALIFORNIA,
As a Bank


By:___________________________
Name:______________________
Title:_____________________



                              SHAWMUT BANK, N.A.,
As a Bank


By:___________________________
Name:______________________
Title:_____________________



                              THE SUMITOMO BANK, LIMITED,
As a Bank


By:___________________________
Name:______________________
Title:_____________________


By:___________________________
Name:______________________
Title:_____________________



                              UNION BANK,
As a Bank


By:___________________________
Name:______________________
Title:_____________________


                          ATTACHMENT 1

                           SCHEDULE II


LC PERCENTAGEINITIAL LC
SHARE*    COMMITMENT

BANK OF AMERICA NATIONAL TRUST41.1764705888$35,000,000.00
AND SAVINGS ASSOCIATION

Applicable Lending Office:

Bank of America National Trust
  and Savings Association
1850 Gateway Boulevard, Fourth Floor
Concord, CA  94520
Attention:  Georg Korolkov
Telephone:(510) 675-7335
Fax:    (510) 675-7519


Address for Notices:

As an Issuing Bank:

Bank of America National Trust
  and Savings Association
Credit Products-High Technology-SF #3697
555 California Street, 41st Floor
San Francisco, CA  94104
Attention:  Kevin McMahon
Telephone:(415) 622-8088
Fax:    (415) 622-2514

As LC Paying Agent:

Bank of America National Trust and Savings Association
Agency Management Services #5596
1455 Market Street, 12th Floor
San Francisco, CA 94103
Attn:  Wendy Young
    Vice President
Telephone:  (415) 953-2506
Fax:    (415) 622-4894


Wiring Instructions:

Bank of America National Trust
  and Savings Association
ABA No.:  121000358
Account No.:  1233183980
Reference:  Quantum Corp.




* To be expressed as a percentage rounded to the ninth digit to the right of the decimal point.

LC PERCENTAGEINITIAL LC
SHARE*    COMMITMENT


ABN AMRO BANK N.V.               29.411764706%$25,000,000.00

Applicable Lending Office:

ABN AMRO Bank N.V.
San Francisco International
  Branch
101 California Street
Suite 4550
San Francisco, CA  94111-5812


Address for Notices:

ABN AMRO Bank N.V.
San Francisco International
  Branch
101 California Street
Suite 4550
San Francisco, CA  94111-5812
Attn:Robert N. Hartinger
   Robin S. Yim
Telephone:  (415) 984-3710
Fax:    (415) 362-3524


Wiring Instructions:

ABN AMRO Bank N.V.
ABA No.:  026-009-580
Account No.:  651001054541
Account Name:  ABN AMRO San
  Francisco International Branch
Reference:  Quantum Corp.




* To be expressed as a percentage rounded to the ninth digit to the right of the decimal point.

LC PERCENTAGEINITIAL LC
SHARE*    COMMITMENT


CIBC, INC.                                29.411764706%$25,000,000.00

Applicable Lending Office:

CIBC Inc.
Two Paces West
2727 Paces Ferry Road, Suite 1200
Atlanta, GA 30339


Address for Notices:

CIBC Inc.
425 Lexington Avenue
New York, NY 10017
Attention:  Arlene Tellerman
Telephone:(212) 856-3695
Fax:   (212) 856-3763 or 3799


Wiring Instructions:

Morgan Guaranty Trust Company of
  New York
New York, NY 10260
ABA No.:  021-000-238
Account No.:  630-00-480
Account Name:  CIBC, New York Agency

For further credit to: Agented Loans
Account No. 07-09611
Attention:  Syndications
Reference:  Quantum Corporation




* To be expressed as a percentage rounded to the ninth digit to the right of the decimal point.

                           ATTACHMENT 2

                           SCHEDULE 2.01A(k)

                      EXISTING LETTERS OF CREDIT



Issuing    Letter of                                   Current   Current
 Bank     Credit No.    Beneficiary   Stated Amount   Expiration Date


BofA      132045         MKE             $31,705,882.36  November 15, 1995

ABN       200524         MKE             $22,647,058.82  November 15, 1995

Canadian
ImperialSF92-767327       MKE           $22,647,058.82  November 15, 1995

BofA      135793        IKEIL           $ 3,294,117.64  November 15, 1995

ABN       200608        IKEIL           $ 2,352,941.18  November 15, 1995

Canadian
ImperialSF92-767329      IKEIL         $ 2,352,941.18  November 15, 1995

______________
TOTAL                                        $85,000,000.00

                             ATTACHMENT 3

                               EXHIBIT V

                       FORM OF LETTERS OF CREDIT

                                                 ______________, 199__

To:                     [name and address
                              of advising bank]


Notify:
               ("Beneficiary")





               We hereby establish our Irrevocable Letter of Credit No. __________ (the "Credit") in favor of Beneficiary in the amount of U.S. $______________ for the account of Quantum Corporation. Drawings hereunder may be made by presentation of the following items to Bank of America National Trust and Savings Association, Agency Management Services #5596, 1455 Market Street, 12th Floor, San Francisco, CA 94103, Attn: Wendy Young, Vice President, in its capacity as Paying Agent hereunder ("Paying Agent"):

               1.Beneficiary's sight draft in the form of Annex I attached hereto, referring to this Credit, payable to Beneficiary, with all blanks filled in, dated not more than ten days prior to the date of presentation; and

               2.a certificate, referring to this Credit, executed by Beneficiary, which certificate shall be (a) in the form of Annex II attached hereto (in the case of drawings relating to obligations of Quantum Corporation), or (b) in the form of Annex III attached hereto (in the case of drawings relating to obligations of Quantum Commercial Products, a trade style of Quantum Corporation), or (c) in the form of Annex IV attached hereto (in the case of drawings relating to obligations of Quantum Peripheral Products (Europe) S.A., a subsidiary of Quantum Corporation), in each case with all blanks filled in, dated not more than ten days prior to the date of presentation.

               Beneficiary's demand for payment hereunder shall be received by Paying Agent, by 3:00 p.m. San Francisco time, on a day other than a Saturday or Sunday on which Paying Agent is open for business
("Banking Day"). A demand for payment received by Paying Agent after such time shall be deemed received on the next Banking Day. We hereby engage with Beneficiary that its draft, drawn under and presented with a certificate either (a) in the form of Annex II attached hereto, or
(b) in the form of Annex III attached hereto, or (c) in the form of Annex IV attached hereto specified above and in compliance with the terms of this Credit, shall be duly honored by the undersigned by our making payment available to Paying Agent no later than 10:00 a.m. San Francisco time on the fifth Banking Day after Beneficiary's demand.
Paying Agent shall then disburse to Beneficiary the amount which it receives from the undersigned.

               By acceptance of this Credit, Beneficiary agrees that neither the issuance of this Credit nor the presentation of any items hereunder shall impose any liability upon Paying Agent. Beneficiary also agrees that it has the sole discretion to select the form of certificate to present to Paying Agent, and that, in the event of a drawing by Beneficiary in accordance with the terms of this Credit, neither Paying Agent nor the undersigned shall have any liability for any alleged failure by Beneficiary to select the appropriate form of certificate for presentation to Paying Agent. Beneficiary further agrees that ___________________________ and
____________________________ (in their capacities as Issuing Banks party to that certain Credit Agreement dated as of October 3, 1994 among Quantum Corporation, the various banks party thereto, and Canadian Imperial Bank of Commerce as Administrative Agent, or any successor agreement) shall have no liability for any failure by the undersigned to make payment under this Credit.

               This Credit expires on ______________, 199__, at the offices of Paying Agent at 5:00 p.m. San Francisco time.

               [Partial drawings are permitted].

               This Credit is subject to the Uniform Customs and Practice for Documentary Credits (1993 revision), International Chamber of
Commerce Publication No. 500.


[Issuing Bank]



                              By:
                              Title:

                                ANNEX I

            TO IRREVOCABLE LETTER OF CREDIT NO. __________


                              SIGHT DRAFT

____________________, 199__


To:         [Issuing Bank]



At sight, pay to the order of ourselves U.S. $_________________.

Reference:  Your Irrevocable
Letter of Credit No. _______


              [Name of Beneficiary]



                              By:
                              Title:

                               ANNEX II

             TO IRREVOCABLE LETTER OF CREDIT NO. ________


                       BENEFICIARY'S CERTIFICATE


To:                     [Issuing Bank]

               Reference:     Your Irrevocable Letter of Credit No.
                              __________

               Internal Reference:Quantum Corporation


               ____________________ (the "Beneficiary") hereby certifies that:

               1.The person signing this Certificate is a duly authorized officer of Beneficiary.

               2.The total amount not paid by Quantum Corporation to Beneficiary [insert grace period, if any] is U.S.
$____________________("Unpaid Amount").

               3.The amount of the sight draft accompanying this Certificate represents ____% of the Unpaid Amount.

               4.Simultaneously herewith, drawings for the balance of the Unpaid Amount are also being made as follows: (a) under Irrevocable Letter of Credit No. __________, issued by __________** for ____%** of the Unpaid Amount, and (b) under Irrevocable Letter of Credit No. __________,** issued by ______________** for ____%** of the
Unpaid Amount.

Executed ______________, 199__.


                    [Name of Beneficiary]



                              By:
                              Title:

                               ANNEX III

             TO IRREVOCABLE LETTER OF CREDIT NO. ________


                       BENEFICIARY'S CERTIFICATE


To:                   [Issuing Bank]

               Reference:     Your Irrevocable Letter of Credit No.
                              __________

               Internal Reference:Quantum Commercial Products, a trade
                              style of Quantum Corporation

               ____________________ (the "Beneficiary") hereby certifies that:

               1.The person signing this Certificate is a duly authorized officer of Beneficiary.

               2.The total amount not paid by Quantum Corporation (doing business under the trade style Quantum Commercial Products) to Beneficiary [insert grace period, if any] is U.S.
$____________________ ("Unpaid Amount").

               3.The amount of the sight draft accompanying this Certificate represents ____% of the Unpaid Amount.

               4.Simultaneously herewith, drawings for the balance of the Unpaid Amount are also being made as follows: (a) under Irrevocable Letter of Credit No. __________, issued by __________** for ____%** of the Unpaid Amount, and (b) under Irrevocable Letter of Credit No. __________,** issued by
____________________** for ____%** of the Unpaid Amount.

Executed ______________, 199__.


                             [Name of Beneficiary]


                              By:
                              Title:

                               ANNEX IV

            TO IRREVOCABLE LETTER OF CREDIT NO. __________


                       BENEFICIARY'S CERTIFICATE


To:                     [Issuing Bank]

               Reference:     Your Irrevocable Letter of Credit No.
                              __________

               Internal Reference:Quantum Peripheral Products (Europe)
                              S.A., a subsidiary of Quantum
                              Corporation

               ____________________ (the "Beneficiary") hereby certifies that:

               1.The person signing this Certificate is a duly authorized officer of Beneficiary.

               2.The total amount not paid by Quantum Peripheral
Products (Europe) S.A., a subsidiary of Quantum Corporation, to
Beneficiary [insert grace period, if any] is U.S.
$____________________ ("Unpaid Amount").

               3.The amount of the sight draft accompanying this Certificate represents ____% of the Unpaid Amount.

               4.Simultaneously herewith, drawings for the balance of the Unpaid Amount are also being made as follows: (a) under Irrevocable Letter of Credit No. _____, issued by
__________________** for ____%** of the Unpaid Amount, and (b) under
Irrevocable Letter of Credit No. ____________________,** issued by ____________________** for ____%** of the Unpaid Amount.

Executed ______________, 199__.


                             [Name of Beneficiary]


                              By:
                              Title:

                               EXHIBIT W

                   FORM OF LC ISSUANCE APPLICATIONS

                                [Date]


Bank of America National Trust
and Savings Association
     as LC Paying Agent
Agency Management Services #5596
1455 Market Street, 12th Floor
San Francisco, CA 94103
Attn:  Wendy Young
      Vice President


     1. Reference is made to that certain Credit Agreement, dated as of October 3, 1994 (as amended from time to time, the "Credit Agreement"), among Quantum Corporation ("Borrower"), the financial institutions listed in Schedule I to the Credit Agreement (the "Banks"), ABN AMRO Bank N.V., San Francisco International Branch, Barclays Bank PLC and CIBC Inc., as managing agents for the Banks, and Canadian Imperial Bank of Commerce, as administrative and collateral agent for the Banks (jointly in such capacities, "Administrative Agent"). Unless otherwise indicated, all terms defined in the Credit Agreement have the same respective meanings when used herein.

     2. Pursuant to Subparagraph 2.01A(c) of the Credit Agreement, Borrower irrevocably hereby requests each of the Issuing Banks to issue a Letter of Credit. The terms and conditions of all Letters of Credit issued pursuant to this request are to be identical (except as indicated in subparagraph (e)) and are as follows:

               (a)Date requested for issuance:                       .

               (b)Expiry Date:                                       .

               (c)Name and address of beneficiary:
                         (the "Beneficiary") [must be either
     Matsushita-Kotobuki Electronics Industries, Ltd. or an affiliate thereof satisfactory to each Issuing Bank].

               (d)Maximum amount available for drawings under all Letters of Credit to be issued pursuant to this request:
     $                 .


               (e)The information in the table below sets forth the maximum amount available for drawings under each Letter of Credit to be issued pursuant to this request:

       Name of Bank             Amount         LC Percentage Share
                                              of the amount set
                                              forth in #4 aboveABN
29.411764706%     BofA$                      41.176470588%     Canadian
Imperial$                        29.411764706%     $       100.000000000%

           (f)Partial drawings are/are not available.

               (g)Borrower acknowledges that, in the event of a drawing by the Beneficiary, the Beneficiary shall have the sole discretion to select the form of certificate to present to LC Paying Agent, and neither LC Paying Agent nor the Issuing Banks shall have any liability for any alleged failure by the Beneficiary to select the appropriate form of certificate for presentation to LC Paying Agent in connection with a drawing.

               (h)ABN is requested to issue its Letter of Credit in the form of Exhibit A attached hereto, BofA is requested to issue its Letter of Credit in the form of Exhibit B attached hereto, and Canadian Imperial is requested to issue its Letter of Credit in the form of Exhibit C attached hereto.

               (i)Other terms and conditions:

                                                                .

     3. Borrower hereby certifies to the Agents, the Banks and LC Paying Agent that, on the date of this LC Issuance Application and after giving effect to the issuance of the requested Letters of
Credit:

               (a)The representations and warranties of Borrower and its Subsidiaries set forth in Paragraph 4.01 of the Credit Agreement and in the other Credit Documents are true and correct in all material respects as if made on such date (except for representations and warranties expressly made as of a specified date, which are true as of such date); and

               (b)No Default or Event of Default has occurred and is continuing or will result from the issuance of the requested
     Letters of Credit.


     IN WITNESS WHEREOF, Borrower has executed this LC Issuance
Application on the date set forth above.

                              QUANTUM CORPORATION



                              By:___________________________
                                Name:_______________________
                                Title:______________________


cc:  Canadian Imperial Bank of Commerce,
     as Administrative Agent

                               EXHIBIT X

                     FORM OF LC AMENDMENT REQUEST


Bank of America National Trust
and Savings Association
     as LC Paying Agent
Agency Management Services #5596
1455 Market Street, 12th Floor
San Francisco, CA 94103
Attn:  Wendy Young
      Vice President


     1. Reference is made to that certain Credit Agreement, dated as of October 3, 1994 (as amended from time to time, the "Credit Agreement"), among Quantum Corporation ("Borrower"), the financial institutions listed in Schedule I to the Credit Agreement (the "Banks"), ABN AMRO Bank N.V., San Francisco International Branch, Barclays Bank PLC and CIBC Inc., as managing agents for the Banks, and Canadian Imperial Bank of Commerce, as administrative and collateral agent for the Banks (jointly in such capacities, "Administrative Agent"). Unless otherwise indicated, all terms defined in the Credit Agreement have the same respective meanings when used herein.

     2. Pursuant to Subparagraph 2.01A(c) of the Credit Agreement, Borrower irrevocably hereby requests each of the Issuing Banks to amend its Letter of Credit. The amendments to Letters of Credit to be made pursuant to this request are as set forth below.

               (a)The Letters of Credit to be amended are identified in the table below:

Letter of
               Name of Issuing Bank     Credit Number

                              ABN
                              BofA
                   Canadian Imperial

               (b)Date requested for issuance of amendments:
     ____________________.

               (c)Each of the above-referenced Letters of Credit are to be amended as follows:


_______________________________________________________________________________
_
_______________________________________________________________________________
_
_______________________________________________________________________________
_
___________________________________________________________.

The undersigned acknowledges that certain amendments may require acceptance by the beneficiary.

     3. Borrower hereby certifies to the Agents, the Banks and LC Paying Agent that, on the date of this LC Amendment Application and after giving effect to the requested amendments:

               (a)The representations and warranties of Borrower and its Subsidiaries set forth in Paragraph 4.01 of the Credit Agreement and in the other Credit Documents are true and correct in all material respects as if made on such date (except for representations and warranties expressly made as of a specified date, which are true as of such date); and

               (b)No Default or Event of Default has occurred and is continuing or will result from the requested amendments.

     IN WITNESS WHEREOF, Borrower has executed this LC Amendment
Application on the date set forth above.

QUANTUM CORPORATION



By:___________________________
Name:______________________
Title:_____________________


cc:  Canadian Imperial Bank of Commerce,
     as Administrative Agent

                               EXHIBIT A

                        PLEDGOR CONSENT LETTER


                             June 28, 1995


TO:  CANADIAN IMPERIAL BANK OF COMMERCE,
     Acting as administrative and collateral agent (in such capacities, "Administrative Agent") for the financial institutions which are from time to time parties to the Credit Agreement referred to below (collectively, the "Banks")


     1.   Reference is made to the following:

               (a)The Credit Agreement dated as of October 3, 1994 (as amended from time to time, the "Credit Agreement"), among Quantum Corporation ("Borrower"); the Banks; ABN AMRO Bank N.V., San Francisco International Branch, Barclays Bank PLC and CIBC Inc., as managing agents for the Banks (collectively in such capacity, the "Managing Agents"); and Administrative Agent;

               (b)The Security Agreement dated as of October 3, 1994 (the "Subsidiary Security Agreement") executed by the undersigned
     ("Subsidiary") and Administrative Agent; and

               (c)The Second Amendment to Credit Agreement dated as of June 26, 1995 (the "Second Amendment") among Borrower, the Banks, the Managing Agents and Administrative Agent.

     2.   Subsidiary hereby consents to the Second Amendment.
Subsidiary expressly agrees that such amendment shall in no way affect or alter the rights, duties, or obligations of Subsidiary, the Banks, any of the Managing Agents or Administrative Agent under the Subsidiary Agreement.

     3. From and after the date hereof, the term "Credit Agreement" as used in the Subsidiary Security Agreement shall mean the Credit Agreement, as amended by the Second Amendment.

     4. Subsidiary's consent to the Second Amendment shall not be construed (i) to have been required by the terms of the Subsidiary Security Agreement or any other document, instrument or agreement relating thereto or (ii) to require the consent of Subsidiary in connection with any future amendment of the Credit Agreement or any other Credit Document.


     IN WITNESS WHEREOF, Subsidiary has executed this Pledgor Consent Letter as of the day and year first written above.


[________________]


By:___________________________
Name:______________________
Title:_____________________


                               EXHIBIT B

                       LC PAYING AGENT AGREEMENT


     THIS LC PAYING AGENT AGREEMENT (this "Agreement"), dated as of June 26, 1995, is entered into by and among:

               (1)ABN AMRO BANK N.V., San Francisco International Branch ("ABN"), BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION ("BofA") and CANADIAN IMPERIAL BANK OF COMMERCE ("Canadian Imperial"), acting in their capacities as the issuers of letters of credit under the Credit Agreement referred to in Recital A below (in such capacities, the "Issuing Banks"); and

               (2)BofA, acting in its capacity as the paying agent for the Issuing Banks under the Credit Agreement referred to in Recital A below (in such capacity, the "LC Paying Agent").


                               RECITALS

     A. Quantum Corporation ("Borrower"), certain financial institutions (the "Banks"), ABN, Barclays Bank PLC and CIBC Inc., as managing agents for the Banks, and Canadian Imperial, as administrative and collateral agent for the Banks, are parties to a Credit Agreement dated as of October 3, 1994 (as amended from time to time, the "Credit Agreement"). Pursuant to the Credit Agreement, the Issuing Banks have agreed to issue letters of credit for the account of Borrower.

     B. The Issuing Banks have requested LC Paying Agent to act as their agent under the Credit Agreement. LC Paying Agent is willing to act as the Issuing Banks' agent upon the terms and subject to the conditions set forth below.


                               AGREEMENT

     NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Issuing Banks and LC Paying Agent hereby agree as follows:


     1. Definitions, Interpretation. All capitalized terms defined above and elsewhere in this Agreement shall be used herein as so defined. Unless otherwise defined herein, all other capitalized terms used herein shall have the respective meanings given to those terms in the Credit Agreement. The rules of construction set forth in Section I of the Credit Agreement shall, to the extent not inconsistent with the terms of this Agreement, apply to this Agreement and are hereby incorporated by reference.

               2. Appointment of LC Paying Agent. Each Issuing Bank hereby irrevocably appoints, designates and authorizes LC Paying Agent to take such action on its behalf under the provisions of this Agreement, the Credit Agreement and the other Credit Documents and to exercise such powers and perform such duties as are expressly delegated to it as LC Paying Agent by the terms of this Agreement, the Credit
Agreement and the other Credit Documents, together with such powers as are reasonably incidental thereto.


     3. Sharing of Payments Etc. If, other than as expressly contemplated elsewhere herein, any Issuing Bank shall obtain on account of the Reimbursement Obligations owed to it any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) in excess of its LC Percentage Share of payments on account of Reimbursement Obligations obtained by all the Issuing Banks, such Issuing Bank shall forthwith (a) notify LC Paying Agent of such fact, and (b) purchase from the other Issuing Banks such participations in the Reimbursement Obligations owed to them as shall be necessary to cause such purchasing Issuing Bank to share the excess payment ratably with each of them; provided, however, that if all or any portion of such excess payment is thereafter recovered from the purchasing Issuing Bank, such purchase shall to that extent be rescinded and each other Issuing Bank shall repay to the purchasing Issuing Bank the purchase price paid thereto together with an amount equal to such paying Issuing Bank's LC Percentage Share (according to the proportion of (i) the amount of such paying Issuing Bank's required repayment to (ii) the total amount so recovered from the purchasing Issuing Bank) of any interest or other amount paid or payable by the purchasing Issuing Bank in respect of the total amount so recovered. LC Paying Agent will keep records (which shall be conclusive and binding in the absence of manifest error), of participations purchased pursuant to this Paragraph 3 and will in each case notify the Issuing Banks following any such purchases.


     4. Duties. Notwithstanding any provision to the contrary contained elsewhere in this Agreement or in any other Credit Document, LC Paying Agent shall not have any duties or responsibilities, except those expressly set forth herein and in the Credit Agreement, nor shall LC Paying Agent have or be deemed to have any fiduciary relationship with any Issuing Bank, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Credit Document or otherwise exist against LC Paying Agent.


     5. Delegation of Duties. LC Paying Agent may execute any of its duties under this Agreement or any other Credit Document by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. LC Paying Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects with reasonable care.

     6. Liability of LC Paying Agent. None of LC Paying Agent, its affiliates, or any of their respective officers, directors, employees, agents, or attorneys-in-fact shall (a) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Credit Document (except for its own gross negligence or willful misconduct), or (b) be responsible in any manner to any of the Issuing Banks for any recital, statement, representation or warranty made by Borrower or any subsidiary or affiliate of Borrower, or any officer thereof, contained in this Agreement or in any other Credit Document, or in any certificate, report, statement or other document referred to or provided for in, or received by LC Paying Agent under or in connection with, this Agreement or any other Credit Document, or for the value of any Collateral or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Credit Document, or for any failure of Borrower or any other party to any Credit Document to perform its obligations hereunder or thereunder. No such Person shall be under any obligation to any Issuing Bank to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Credit Document, or to inspect the properties, books or records of Borrower or any of its subsidiaries or affiliates.

     7. Material Credit Documents. LC Paying Agent will forward to the Issuing Banks copies of all material documents received by LC
Paying Agent in its capacity as such from Borrower under the provisions of this Agreement and any other Credit Document.


     8. Communication. Upon receipt by LC Paying Agent in its capacity as such from Borrower of any communication calling for an action on the part of the Issuing Banks under the provisions of this Agreement or any other Credit Document, it will in turn inform the other Issuing Banks of such communication.


     9. Reliance by LC Paying Agent. LC Paying Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to Borrower), independent accountants and other experts selected by LC Paying Agent. LC Paying Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Credit Document unless it shall first receive such advice or concurrence of the Majority Issuing Banks as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Issuing Banks against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. LC Paying Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Credit Document in accordance with a request or consent of the Majority Issuing Banks and such request and any action taken or failure to act pursuant thereto shall be binding upon all of the Issuing Banks. (As used herein, "Majority Issuing Banks" shall mean, at any time, Issuing Banks whose Letters of Credit then outstanding have an aggregate stated amount in excess of sixty-six and two thirds percent (66-2/3%) of the aggregate stated amount of all Letters of Credit then outstanding.)


     10. Notice of Default. LC Paying Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default, unless LC Paying Agent shall have received written notice from an Issuing Bank or Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". In the event that LC Paying Agent receives such a notice, LC Paying Agent shall promptly give notice thereof to Administrative Agent and the Issuing Banks. LC Paying Agent shall take such action with respect to such Default or Event of Default as shall be requested by the Issuing Banks in accordance with this Agreement and the other Credit Documents; provided, however, that unless and until LC Paying Agent shall have received any such request, LC Paying Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable or in the best interest of the Issuing Banks.


     11. Credit Decision. Each Issuing Bank expressly acknowledges that none of LC Paying Agent, its affiliates, or any of their respective officers, directors, employees, agents or attorneys-in-fact, has made any representation or warranty to it and that no act by LC Paying Agent hereinafter taken, including any review of the affairs of Borrower and its subsidiaries shall be deemed to constitute any representation or warranty by LC Paying Agent to any Issuing Bank. Each Issuing Bank represents to LC Paying Agent that it has made and will continue to make, independently and without reliance upon LC Paying Agent and based on such documents, information and investigations as it has deemed appropriate, its own credit analysis, and appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of Borrower and its subsidiaries, and all applicable bank regulatory laws relating to the transactions contemplated thereby, and has made its own decision to enter into this Agreement and extend credit to Borrower hereunder. Except for notices, reports and other documents expressly herein required to be furnished to the Issuing Banks by LC Paying Agent, LC Paying Agent shall not have any duty or responsibility to provide any Issuing Bank with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of Borrower which may come into the possession of LC Paying Agent or any of its subsidiaries or affiliates.


               12. Indemnification. The Issuing Banks shall indemnify upon demand LC Paying Agent, its affiliates, and their respective officers, directors, employees, agents and attorneys-in-fact (to the extent not reimbursed by or on behalf of Borrower and without limiting the obligation of Borrower to do so), ratably from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses and disbursements of any kind whatsoever which may at any time (including at any time following the termination of the Letters of Credit and repayment of the Reimbursement Obligations) be imposed on, incurred by or asserted against any such Person any way relating to or arising out of this Agreement or any other Credit Document or the transactions contemplated hereby or thereby or any action taken or omitted by any such Person under or in connection with any of the foregoing;
provided, however, that no Issuing Bank shall be liable for the payment to any such Person of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from such Person's gross negligence or willful misconduct. Without limitation of the foregoing, each Issuing Bank shall reimburse LC Paying Agent upon demand for its ratable share of any reasonable Attorney Costs and other reasonable fees and expenses payable to third parties incurred by LC Paying Agent in its capacity as such in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Credit Document, or any document contemplated by or referred to herein to the extent that LC Paying Agent is not reimbursed for such expenses by or on behalf of Borrower. The obligation of the Issuing Banks in this paragraph shall survive the payment of all Obligations.


     13. LC Paying Agent in Individual Capacity. BofA and its affiliates may make loans to, issue letters of credit for the account of, accept deposits from and generally engage in any kind of business with Borrower and its subsidiaries and affiliates as though BofA were not LC Paying Agent hereunder and without notice to the Issuing Banks. With respect to its Letters of Credit, BofA shall have the same rights and powers under this Agreement and the other Credit Documents as any other Issuing Bank and may exercise the same as though it were not LC Paying Agent, and the terms "Issuing Bank" and "Issuing Banks" shall include BofA in its individual capacity.


     14. Successor LC Paying Agent. LC Paying Agent may, and at the request of the Majority Issuing Banks shall, resign as LC Paying Agent upon 30 days' notice to the Issuing Banks. If LC Paying Agent shall resign as LC Paying Agent under this Agreement, the Majority Issuing Banks shall appoint from among the Issuing Banks a successor agent for the Issuing Banks. If no successor LC Paying Agent is appointed prior to the effective date of the resignation of LC Paying Agent, LC Paying Agent shall appoint, after consulting with the Issuing Banks and Borrower, a successor agent from among the Issuing Banks. Upon the acceptance of its appointment as successor agent hereunder, such successor agent shall succeed to all the rights, powers and duties of the retiring LC Paying Agent and the term "LC Paying Agent" shall mean such successor agent and the retiring LC Paying Agent's rights, powers and duties as LC Paying Agent shall be terminated. After any retiring LC Paying Agent's resignation hereunder as LC Paying Agent, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it while it was LC Paying Agent under this Agreement.


     15.  Miscellaneous.

               (a)Notices. Except as otherwise provided herein, all notices, requests, demands, consents, instructions or other communications to or upon any Issuing Bank or LC Paying Agent under this Agreement shall be in writing and faxed, mailed or delivered to its respective facsimile number or address set forth in Schedule II of the Credit Agreement (or to such other facsimile number or address for any party as indicated in any notice given by that party to the other parties). All such notices and communications shall be effective (i) when sent by Federal Express or other overnight service of recognized standing, on the second Business Day following the deposit with such service; (ii) when mailed, first class postage prepaid and addressed as aforesaid through the United States Postal Service, upon receipt; (ii) when delivered by hand, upon delivery; and (d) when faxed, upon confirmation of receipt.

               (b)Amendments. Any term, covenant, agreement or condition of this Agreement may be amended or waived if such amendment or waiver is in writing and is signed by the Issuing Banks and LC Paying Agent.

               (c)Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of each of the Issuing Banks and LC Paying Agent and their respective successors and permitted assigns. All references in this Agreement to any Person shall be deemed to include all successors and assigns of such Person.

               (d)No Third Party Rights. Nothing expressed in or to be implied from this Agreement is intended to give, or shall be construed to give, any Person, other than the parties hereto and their permitted successors and assigns hereunder, any benefit or legal or equitable right, remedy or claim under or by virtue of this Agreement or under or by virtue of any provision herein.

               (e)Partial Invalidity. If at any time any provision of this Agreement is or becomes illegal, invalid or unenforceable in any respect under the law or any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Agreement nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

               (f)Jury Trial. EACH OF THE ISSUING BANKS AND LC PAYING AGENT, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY AS TO ANY ISSUE RELATING HERETO IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM
     ARISING OUT OF OR RELATING TO THIS AGREEMENT.

               (g)Counterparts. This Agreement may be executed in any number of identical counterparts, any set of which signed by all the parties hereto shall be deemed to constitute a complete, executed original for all purposes.

               (h)Headings. Headings in this Agreement are for convenience of reference only and are not part of the substance hereof.

               (i)Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California without reference to conflicts of law rules.

             [The next page is the first signature page.]

     IN WITNESS WHEREOF, the Issuing Banks and LC Paying Agent have caused this Agreement to be executed as of the day and year first above written.


                              ABN AMRO Bank N.V., San Francisco
                              International Branch,
As an Issuing Bank


By:___________________________
Name:______________________
Title:_____________________


By:___________________________
Name:______________________
Title:_____________________



                              CANADIAN IMPERIAL BANK OF COMMERCE,
As an Issuing Bank


By:___________________________
Name:______________________
Title:_____________________



                              BANK OF AMERICA NATIONAL TRUST & SAVINGS
                              ASSOCIATION,
As an Issuing Bank


By:___________________________
Name:______________________
Title:_____________________



                              BANK OF AMERICA NATIONAL TRUST & SAVINGS
                              ASSOCIATION,
As LC Paying Agent


By:___________________________
Name:______________________
Title:_____________________

ACKNOWLEDGED:

QUANTUM CORPORATION


By:_______________________
   Name:__________________
   Title:_________________